UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2008

MARSHALL HOLDINGS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

000-27879	88-0301278
(Commission File Number)	(IRS Employer Identification No.)

2750 West Brooks Avenue, Suite 103 North Las Vegas, Nevada	89032
(principal executive offices)	(Zip Code)

(702) 289-4400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01	Entry into a Material Definitive Agreement.

Janssen Settlement.

On September 1, 2008, the registrant executed and delivered to Kathleen Lagorio Janssen on behalf of Marshall Distributing, L.L.C., a Utah limited liability company, and EMS Business Development, Inc., a California corporation, or assignee (collectively, the “Payee”) that certain Amended and Restated Operations & Assets Note (the “Note”) in the principal sum of $4,330,000.00 (the “Principal”) plus accrued interest per the original agreement through June 30, 2008 in the amount of $548,238.

The Note was part of a transaction between the registrant and the Payee described in various documents as follows:

•
Binding Letter of Intent, dated as of June 19, 2006 among Gateway Distributors, Ltd., Marshall Distributing, LLC, and EMS Business Development, Inc.  (Incorporated by reference as Exhibit 10.1 to Form 8-K/A (Commission File No. 000-27879), filed on September 14, 2006).

•
Contract for Sale of Business and Assets, dated as of June 30, 2006, between Marshall Distributing, LLC, EMS Business Development, Inc., Terry D. Nielson and Gateway Distributors, Ltd.  (Incorporated by reference as Exhibit 10.2 to Form 8-K/A (Commission File No. 000-27879), filed on September 14, 2006).

•	Gateway Distributors, Ltd. Liability Undertaking executed June 30, 2006. (Incorporated by reference as Exhibit 10.3 to Form 8-K/A (Commission File No. 000-27879), filed on September 14, 2006).

•
Gateway Distributors, Ltd. Operations and Assets Notes issued to Marshall Distributing, LLC and EMS Business Development, Inc., in the amount of 5,230,000.00, dated June 30, 2006.  (Incorporated by reference as Exhibit 10.4 to Form 8-K/A (Commission File No. 000-27879), filed on September 14, 2006).

•
Security Agreement made and entered into and effective as of June 30, 2006, by and between Gateway Distributors, Ltd., Marshall Distributing, LLC, EMS Business Development, Inc. and Terry D. Nielsen.  (Incorporated by reference as Exhibit 10.5 to Form 8-K/A (Commission File No. 000-27879), filed on September 14, 2006).

•
Gateway Distributors, Ltd. All-Inclusive Promissory Note Secured by All-Inclusive Trust Deed in the amount of $770,000.00, issued to Terry D. Nielson and Laniel S. Nielson, dated June 30, 2006.  (Incorporated by reference as Exhibit 10.6 to Form 8-K/A (Commission File No. 000-27879), filed on September 14, 2006).

•
All-Inclusive Trust Deed with Assignment of Rents, made as of June 30, 2006, between Gateway Distributors, Ltd., Empire Land Title, Inc., Terry D. Nielson and Laniel S. Nielson (Incorporated by reference as Exhibit 10.7 to Form 8-K/A (Commission File No. 000-27879), filed on September 14, 2006).

•
Assignment and Bill of Sale, executed as of June 30, 2006, by Marshall Distributing, LLC, EMS Business Development, Inc., and Gateway Distributors, Ltd.  (Incorporated by reference as Exhibit 10.8 to Form 8-K/A (Commission File No. 000-27879), filed on September 14, 2006).

•	Turn-Key Financial Services, LLC Escrow Instruction Letter dated August 2006. (Incorporated by reference as Exhibit 10.9 to Form 8-K/A (Commission File No. 000-27879), filed on September 14, 2006).

•
Termination of Lease Agreement between Terry D. Nielson, Laniel S. Nielson and Marshall Distributing, LLC, dated June 30, 2006.  (Incorporated by reference as Exhibit 10.10 to Form 8-K/A (Commission File No. 000-27879), filed on September 14, 2006).

If default be made in the payment, in whole or in part, of any sum provided for in the Note when due or, if default shall be made with respect to any covenant or obligation to be performed by the registrant as provided in that certain Contract for Sale of Business and Assets dated as of June 30, 2006, between the registrant, the Payee and Terry D. Nielsen (the “Agreement”) and such default has not been cured within 15 days after written notice thereof, then the Payee may, at its option, without further notice or demand, declare the unpaid principal balance and any accrued interest on the Note at once due and payable and pursue any and all rights, remedies and recourses available to the Payee, or pursue any combination of the foregoing, all remedies hereunder, at law or in equity being cumulative.

In the event of any default under the Note, the registrant shall pay to the Payee a late charge equal to 10 percent of the installment or amount in default and the unpaid principal balance of the Note shall bear interest from June 30, 2006 until such default has been fully cured at the rate of 10 percent per annum.

Failure to exercise any of the foregoing options upon the happening of one or more defaults shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect to the same or any other default.  The acceptance by the Payee of any payment hereunder that is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing options at that time or at any subsequent time or nullify any prior exercise of any such option without the express written consent of the Payee.

Additional Provisions.

1.              Conversion of the Note.  The Note shall be convertible on the terms and conditions set forth below into shares of the common stock of the registrant, par value $0.001 per share or, at the sole election of the Payee, into any other securities owned by the registrant (collectively, the “Common Stock”).

(a)            Conversion Right.  Subject to the provisions of Paragraph 1(d), below, at any time or times on or after the date of the Note, the Payee shall be entitled to convert any portion of the outstanding and unpaid Conversion Amount (as defined below) into fully paid and nonassessable shares of the Common Stock in accordance with Paragraph 1(c), below, at the Conversion Rate (as defined below).  The registrant shall not issue any fraction of a share of the Common Stock upon any conversion.  If the issuance would result in the issuance of a fraction of a share of the Common Stock, the registrant shall round such fraction of a share of the Common Stock up to the nearest whole share.  The registrant shall pay any and all transfer, stamp and similar taxes that may be payable with respect to the issuance and delivery of the Common Stock upon conversion of any Conversion Amount.

(b)            Conversion Rate.  The number of shares of the Common Stock issuable upon conversion of any Conversion Amount pursuant to Paragraph 1(a) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price then in effect (the “Conversion Rate”).

(i)             “Conversion Amount” means the portion of the Principal to be converted, redeemed or otherwise with respect to which this determination is being made.

(ii)            “Conversion Price” means 80 percent of the Closing Sale Price of the shares of the Common Stock (as reported by Bloomberg) on the date immediately preceding the date of the Conversion Notice (hereinafter defined) and for 12 months thereafter.  After the expiration of 12 months from the date immediately preceding the date of the Conversion Notice, “Conversion Price” means 75% of the Closing Sale Price as aforesaid.  The Conversion Price shall be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction that proportionately decreases or increases the Common Stock.

(c)            Mechanics of Conversion.

(i)             Optional Conversion.  To convert any Conversion Amount into shares of the Common Stock on any date (a “Conversion Date”), the Payee shall (A) transmit to the registrant by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York Time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) and (B) if required by Paragraph 1(c)(iv), surrender the Note to a nationally recognized overnight delivery service for delivery to the registrant (or an indemnification undertaking with respect to the Note in the case of its loss, theft or destruction).  On or before the next Trading Day following the date of receipt of a Conversion Notice, the registrant shall transmit by facsimile a confirmation of receipt of such Conversion Notice to the Payee and the Transfer Agent.  On or before the second Trading Day following the date of receipt of a Conversion Notice (the “Share Delivery Date”), the registrant shall (1) (X) provided that the Transfer Agent is participating in the Fast Automated Securities Transfer Program of DTC credit such aggregate number of shares of the Common Stock to which the Payee shall be entitled to the Payee’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Payee or its designee, for the number of shares of the Common Stock to which the Payee shall be entitled, and (2) pay to the Payee in cash an amount equal to the accrued and unpaid interest on the Conversion Amount up to and including the Conversion Date.  If the Note is physically surrendered for conversion as required by Paragraph 1(c)(iv) and the outstanding Principal of the Note is greater than the Principal portion of the Conversion Amount being converted, then the registrant shall as soon as practicable and in no event later than three Business Days after receipt of the Note and at its own expense, issue and deliver to the holder a new Note representing the outstanding Principal not converted.  The Person or Persons entitled to receive the shares of the Common Stock issuable upon a conversion of the Note shall be treated for all purposes as the record holder or holders of such shares of the Common Stock on the Conversion Date.  In the event of a partial conversion of the Note pursuant hereto, the amount of the Principal converted shall be as set forth in the Conversion Notice.

(ii)            Registrant’s Failure to Timely Convert.  If within three Trading Days after the registrant’s receipt of the facsimile copy of a Conversion Notice, the registrant shall fail to issue and deliver a certificate to the Payee or credit the Payee’s balance account with DTC for the number of shares of the Common Stock to which the Payee is entitled upon such Payee’s conversion of any Conversion Amount (a “Conversion Failure”), and if on or after such Trading Day the Payee purchases (in an open market transaction or otherwise) the Common Stock to deliver in satisfaction of a sale by the Payee of the Common Stock issuable upon such conversion that the Payee anticipated receiving from the registrant (a “Buy-In”), then the registrant shall, within three Business Days after the Payee’s request and in the Payee’s sole discretion, either (1) pay cash to the Payee in an amount equal to the Payee’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of the Common Stock so purchased (the “Buy-In Price”), at which point the registrant’s obligation to deliver such certificate (and to issue the Common Stock) shall terminate, or (2) promptly honor its obligation to deliver to the Payee a certificate or certificates representing the Common Stock and pay cash to the Payee in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of the Common Stock, times (B) the Closing Bid Price on the Conversion Date.

(d)            Limitations on Conversions.  The registrant shall not effect any conversion of the Note, and the Payee (including any successor, transferee or assignee) shall not have the right to convert any portion of the Note pursuant to Paragraph 1(a), to the extent that after giving effect to such conversion, the Payee (together with the Payee’s affiliates) would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the number of shares of the Common Stock outstanding immediately after giving effect to such conversion.  For purposes of the foregoing sentence, the number of shares of the Common Stock beneficially owned by the Payee and its affiliates shall include the number of shares of the Common Stock issuable upon conversion of the Note with respect to which the determination of such sentence is being made, but shall exclude the number of shares of the Common Stock which would be issuable upon (i) conversion of the remaining, nonconverted portion of the Note beneficially owned by the Payee or any of its affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the registrant (including, without limitation, any other notes or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Payee or any of its affiliates.  Except as set forth in the preceding sentence, for purposes of this Paragraph 1(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.  For purposes of this Paragraph 1(d), in determining the number of outstanding shares of the Common Stock, the Payee may rely on the number of outstanding shares of the Common Stock as reflected in (x) the registrant’s most recent Form 10-K, Form 10-Q or Form 8-K, as the case may be (y) a more recent public announcement by the registrant, or (z) any other notice by the registrant or the Transfer Agent setting forth the number of shares of the Common Stock outstanding.  For any reason at any time, during regular business hours of the registrant and upon the written request of the Payee, the registrant shall within two Business Days confirm in writing to the Payee the number of shares of the Common Stock then outstanding.  In any case, the number of outstanding shares of the Common Stock shall be determined after giving effect to the conversion or exercise of securities of the registrant, including the Note, by the Payee or its affiliates since the date as of which such number of outstanding shares of the Common Stock was reported.  By written notice to the registrant, the Payee may increase or decrease the Maximum Percentage to any other percentage specified in such notice; provided that (A) any such increase will not be effective until the 61st day after such notice is delivered to the registrant, (B) any such increase or decrease will apply only to the Payee and not to any other holder of Notes, and (C) and in no case shall the Payee or its Affiliates acquire in excess of 9.999% of the outstanding shares of the Common Stock or the voting power of the registrant.

2.              Rights Upon Event of Default.  In addition to any other default described herein, each of the following events shall constitute an “Event of Default”:

(a)            The suspension from trading or failure of the Common Stock to be listed on the Principal Market or on an Eligible Market for a period of five consecutive Trading Days or for more than an aggregate of 10 Trading Days in any 365-day period;

(b)            The registrant’s (i) failure to cure a Conversion Failure by delivery of the required number of shares of the Common Stock within 10 Business Days after the applicable Conversion Date, or (ii) written notice to the Payee, including by way of public announcement or through any of its authorized agents, at any time, of its intention not to comply with a request for conversion of the Note into shares of the Common Stock that is tendered in accordance with the provisions hereof;

(c)            At any time following the tenth consecutive Business Day that the Payee’s Authorized Share Allocation is less than the number of shares of the Common Stock that the Payee would be entitled to receive upon a conversion of the full Conversion Amount of the Note (without regard to any limitations on conversion set forth in Paragraph 1(d) or otherwise);

(d)            The registrant’s failure to pay to the Payee any amount of the Principal (including, without limitation or any redemption), interest, late charges or other amounts when and as due under the Note or any other document (as defined in the Agreement), or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby to which the Payee is a party, except, in the case of a failure to pay interest and late charges when and as due, in which case only if such failure continues for a period of at least five Business Days;

(e)            Any default under, redemption of or acceleration prior to maturity of any Indebtedness of the registrant;

(f)             The registrant, pursuant to or within the meaning of Title 11, U.S. Code, or any similar Federal, foreign or state law for the relief of debtors (collectively, “Bankruptcy Law”), (i) commences a voluntary case, (ii) consents to the entry of an order for relief against it in an involuntary case, (iii) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official (a “Custodian”), (iv) makes a general assignment for the benefit of its creditors, or (v) admits in writing that it is generally unable to pay its debts as they become due;

(g)            A court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against the registrant in an involuntary case, (ii) appoints a Custodian of the registrant, or (iii) orders the liquidation of the registrant;

(h)            A final judgment or judgments for the payment of money aggregating in excess of $250,000 are rendered against the registrant and which judgments are not, within 60 days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; provided, however, that any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $250,000 amount set forth above so long as the registrant provides the Payee a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Payee) to the effect that such judgment is covered by insurance or an indemnity and the registrant will receive the proceeds of such insurance or indemnity within 30 days of the issuance of such judgment;

(i)             The registrant breaches any representation, warranty, covenant or other term or condition of any document described in the Agreement, except, in the case of a breach of a covenant which is curable, only if such breach continues for a period of at least 10 consecutive Business Days;

(j)             The inability of the Common Stock to be transferred with DTC through the Deposit Withdrawal at Custodian system; or

(k)            The Security Agreement (as defined in the Agreement) shall for any reason fail or cease to create a valid and perfected and, except to the extent permitted by the terms thereof, first priority lien in favor of the Payee.

3.              Adjustment of Conversion Price upon Subdivision or Combination of the Common Stock.  If the registrant at any time on or after the date hereof subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of the Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced.  If the registrant at any time on or after the date hereof combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of the Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

4.              Other Events.  If any event occurs of the type contemplated by the provisions of the Note but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the registrant’s Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Payee under the Note; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to the Note.

5.              Voting Rights.  The Payee shall have no voting rights as the holder of the Note with respect to the Common Stock, except as required by law, including but not limited to the Nevada Revised Statutes, and as expressly provided in the Note.

A copy of the Amended and Restated Operations & Assets Note is attached to this report as an exhibit.

Plan of Merger.

On November 10, 2008, Marshall Holdings International, Inc., a Nevada corporation (the “registrant”), Marshall Acquisition Company, Inc., a Nevada corporation (the “Subsidiary”), and Rudy Nutrition, a Nevada corporation (“Rudy”) executed a Plan and Agreement of Triangular Merger (the “Plan of Merger”), whereby Rudy is to merge into the Subsidiary, a wholly-owned subsidiary of the registrant.  As a result of the Merger, the stockholders of Rudy (the “Rudy Stockholders”) will receive shares of the common stock of the registrant, par value $0.001 per share (the “Marshall Common Stock”) in exchange for all of their shares of the common stock of Rudy, par value $0.001 per share (the “Rudy Common Stock”).  The basic terms of the Plan of Merger are as follows:

1.              Plan Adopted.  A plan of merger whereby Rudy merges with and into the Subsidiary (the “Plan of Merger”), pursuant to the provisions of Chapter 92A of the Nevada Revised Statutes (the “NRS”) and Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended, is adopted as follows:

(a)            Rudy shall be merged with and into the Subsidiary, to exist and be governed by the laws of the State of Nevada.

(b)            The Subsidiary shall be the Surviving Corporation and its name shall be changed to Rudy Nutrition (the “Surviving Corporation”) and will continue to be a wholly-owned subsidiary of the registrant.

(c)            When the Plan of Merger shall become effective, the separate existence of Rudy shall cease and the Surviving Corporation shall succeed, without other transfer, to all the rights and properties of Rudy and shall be subject to all the debts and liabilities of such corporation in the same manner as if the Surviving Corporation had itself incurred them.  All rights of creditors and all liens upon the property of each constituent entity shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the Merger.

(d)            The Surviving Corporation will be responsible for the payment of all fees and franchise taxes of the constituent entities payable to the State of Nevada, if any.

(e)            The Surviving Corporation will carry on business with the assets of Rudy, as well as the assets of the Subsidiary.

(f)             The Surviving Corporation will be responsible for the payment of the fair value of shares, if any, required under Chapter 92A of the NRS.

(g)            The Rudy Stockholders will surrender all of their shares of the Rudy Common Stock in the manner hereinafter set forth.

(h)            In exchange for the shares of the Rudy Common Stock surrendered by the Rudy Stockholders, the registrant will issue and transfer to them on the basis hereinafter set forth, shares of the Marshall Common Stock.

(i)             A copy of this Plan of Merger will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of any constituent corporation.

(j)             The authorized capital stock of the Subsidiary is 1,000 shares of common stock, par value $0.001 per share (the “Subsidiary Common Stock”), of which 1,000 shares are issued and outstanding.

(k)            The authorized capital stock of Rudy is 400,000,000 shares of preferred stock, par value $0.01 per share (the “Rudy Preferred Stock”) and 5,000,000,000 shares of the Rudy Common Stock.  As of the date of the Plan of Merger, there were 126,614,995 shares of the Rudy Preferred Stock and 2,221,817,606 shares of the Rudy Common Stock duly and validly issued and outstanding, fully paid, and non-assessable.  Before the Effective Date, hereinafter defined, all shares of the Rudy Preferred Stock shall be converted into shares of the Rudy Common Stock, and the Rudy Common Stock will be reverse split into 667,314 shares (the “Rudy Corporate Action”), whereupon, as of the Effective Date, there will be 127,282,309 shares of the Rudy Common Stock duly and validly issued and outstanding, fully paid, and non-assessable and subject to the terms of the Merger held by 67 Rudy Stockholders, of which no more than 35 will be “unaccredited investors” after referencing the term “accredited investor” as defined in the Securities Act of 1933, as amended (the “Securities Act”).

(l)             Before the Effective Date, with respect the Rudy Common Stock, Rudy shall file a Form 15 with the United States Securities and Exchange Commission (the “SEC”) which will contain a Certification and Notice of Termination of Registration under Section 12(g) of the Securities Exchange Act of 1934, as amended.

2.              Effective Date.  The effective date of the Merger (the “Effective Date”) shall be the date of the filing of Articles of Merger for the Subsidiary and Rudy in the State of Nevada.

3.              Submission to Stockholders.  This Plan of Merger shall be submitted for approval separately to the Rudy Stockholders and to the registrant as the sole stockholder of the Subsidiary in the manner provided by the laws of the State of Nevada.

4.              Manner of Exchange.  On the Effective Date, the Rudy Stockholders shall surrender their stock certificates representing the Rudy Common Stock to Marshall in exchange for certificates representing the shares of the Marshall Common Stock to which they are entitled.  In exchange, the Subsidiary shall receive all of the issued and outstanding shares of the Rudy Common Stock held by the Rudy Stockholders.

5.              Basis of Exchange.  Following the Rudy Corporate Action, the Rudy Stockholders will own 127,282,309 shares of the Rudy Common Stock, which shares shall constitute all of the issued and outstanding shares of the capital stock of Rudy.  As a result of the Merger, the Rudy Stockholders shall be entitled to receive, in exchange for all of their Rudy Common Stock, 10,000,000 shares of the Marshall Common Stock.

6.              Restricted Shares.  All shares of the Marshall Common Stock to be received by the Rudy Stockholders hereunder shall be restricted in their resale as provided in the Securities Act, and shall contain a legend as required by Rule 144 promulgated under the Securities Act (“Rule 144”).

The restricted nature of such shares shall not be taken into account or any quoted price of the shares on the Effective Date.  Upon receipt of the Marshall Common Stock, each Rudy Stockholder shall execute a Subscription Agreement in the form attached to the Plan of Merger as Exhibit A.  In that regard, the Rudy Stockholders shall acknowledge that Marshall does not have any obligation to register for resale pursuant to the Securities Act, the shares of the Marshall Common Stock to be received by them hereunder.

7.              Directors and Officers.

(a)            The present Board of Directors of the Subsidiary shall serve as the Board of Directors of the Surviving Corporation until the next annual meeting or until such time as their successors have been elected and qualified.

(b)            If a vacancy shall exist on the Board of Directors of the Surviving Corporation on the Effective Date, such vacancy may be filled by the Board of Directors as provided in the Bylaws of the Surviving Corporation.

(c)            All persons who, on the Effective Date, are executive or administrative officers of the Subsidiary shall be officers of the Surviving Corporation until the Board of Directors of the Surviving Corporation shall otherwise determine.  The Board of Directors of the Surviving Corporation may elect or appoint such additional officers as it may deem necessary or appropriate.

8.              Articles of Incorporation.  The Articles of Incorporation of the Subsidiary existing on the Effective Date, as amended to reflect the change of name to Rudy Nutrition, a copy of which is attached to the Plan of Merger as Exhibit B shall continue in full force as the Articles of Incorporation of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

9.              Bylaws.  The Bylaws of the Subsidiary existing on the Effective Date, as amended to reflect the change of name to Rudy Nutrition, a copy of which is attached to the Plan of Merger as Exhibit C shall continue in full force as the Bylaws of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

10.            Copies of the Plan of Merger.  A copy of the Plan of Merger is on file at 1343 Rocky Hills Road, Las Vegas, Nevada 89118, the principal offices of Rudy, and 2750 West Brooks Avenue, Suite 103, North Las Vegas, Nevada 89032, the principal offices of the registrant and the Subsidiary.  A copy of the Plan of Merger will be furnished to any stockholder of Rudy, the registrant, or the Subsidiary, on written request and without cost.

The Plan of Merger is expected to close on or before December 15, 2008.  A copy of the Plan of Merger is attached to this report as an exhibit.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above.

Item2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

See Item 1.01 above.

Item 3.02	Unregistered Sales of Equity Securities.

•
On November 10, 2008, 40,000,000 shares of the Series B preferred stock of the registrant were issued to Elwood Sprenger as additional consideration for his efforts on behalf of the registrant.  The shares of the Series B preferred stock were in addition to the 15,000,000 shares of Series B preferred stock issued to Mr. Sprenger on July 1, 2008 in consideration for his efforts on behalf of the registrant.

•
On November 10, 2008, a warrant for the purchase of 3,000,000 shares of common stock of the registrant was issued to Norman T. Reynolds, Esq. in consideration for his efforts on behalf of the registrant.

In addition to the above described issuance of our securities, see Item 1.01 above.

All of the shares described in this report were issued in reliance upon an exemption from registration pursuant to Section 4(2) of the Securities Act.  The certificates evidencing the shares bore legends restricting their transfer.  The investor took his securities for investment purposes without a view to distribution and had access to information concerning us and our business prospects, as required by the Securities Act.  In addition, there was no general solicitation or advertising for the purchase of our shares.  Our securities were sold only to an accredited investor, as defined in the Securities Act with whom we had a direct personal preexisting relationship, and after a thorough discussion.  Finally, our stock transfer agent has been instructed not to transfer any of such shares, unless such shares are registered for resale or there is an exemption with respect to their transfer.

The purchaser was provided with access to our filings with the SEC, including the following:

•
Our annual report to stockholders for the most recent fiscal year, the definitive proxy statement filed in connection with that annual report, and, if requested by the purchaser in writing, a copy of our most recent Form 10-K under the Exchange Act.

•	The information contained in an annual report on Form 10-K under the Exchange Act.

•
The information contained in any reports or documents required to be filed by us under Sections 13(a), 14(a), 14(c), and 15(d) of the Exchange Act since the distribution or filing of the reports specified above.

•	A brief description of the securities being offered, the use of the proceeds from the offering, and any material changes in our affairs that are not disclosed in the documents furnished.

Item 5.02	Departure of Directors or Principal Officers, Election of Directors, Appointment of Principal Officers.

On November 10, 2008, Richard A. Bailey resigned as a director and president and chief executive officer of the registrant.  Likewise, on November 10, 2008, Florian R. Ternes resigned as a director, chief operating officer and secretary of the registrant.  In consideration of the resignations of Messrs. Bailey and Ternes as officers and directors of the registrant, after the transfer of the note receivable from Cal-Bay International, Inc., a Nevada corporation, in the amount of approximately $1,300,000, the registrant transferred to Messrs. Bailey and Ternes 10,000 shares of the common stock of Gateway Venture Holdings, Inc., a Nevada corporation, which shares represent all of the shares owned by the registrant in Gateway Venture Holdings, Inc.

On November 10, 2008, Elwood Sprenger was elected chairman of the board of directors, president and chief executive officer of the registrant.  Mr. Sprenger replaced Richard A. Bailey as president and chief executive officer of the registrant.  Mr. Sprenger, age 59, has served as chairman of the board of directors of the registrant since July 1, 2008.

There is no arrangement or understanding between him and any other person pursuant to which he was or is to be selected as a director or officer of the registrant.  Mr. Sprenger has not been named to any committees of the board of directors of the registrant, or at the time of this disclosure is expected to be, named.  There is no family relationship between Mr. Sprenger or any other officer or director of the registrant.  In consideration of his efforts on behalf of the registrant, 55,000,000 shares of the Series B preferred stock of the registrant have been issued to Mr. Sprenger as described in Item 3.02 above.

Mr. Sprenger was the chairman, chief executive officer and owner of Calistoga, until its merger with Perrier.  In that capacity, Mr. Sprenger developed new business products consisting of flavored water, juice water and other assorted products and placed them into worldwide distribution.  He also owned and operated a bulk water transport company supplying Arrowhead water from all their sources (Including one of the largest water sources in the United States) for the last 14 years.  Mr. Sprenger was a director, chairman and chief executive officer of Rochem, beverage distribution group operating in 23 countries and 42 states.

Other as described in this report, Mr. Sprenger and the registrant have not entered into, adopted, amended, modified, or otherwise commenced a material compensatory plan, contract or arrangement (whether or not written), as to which Mr. Sprenger participates or is a party, nor has there been any material grant or award under any such plan, contract or arrangement to Mr. Sprenger.

On November 10, 2008, W. Jamie Plante, age 39, was elected as the chief financial officer, vice president and secretary of the registrant.  Mr. Plante has served as chief financial officer of the registrant since 2006.  Mr. Plante graduated from the University of Pacific in 1993 Summa Cum Laude with a Bachelor degree in Finance.  He was hired out of school by Arthur Andersen LLP and worked for the next four years.  Mr. Plante then accepted a position with a client as controller for nine companies.  In 1997, he became an independent CPA and performed contract services for that same client with an addition of several other clients including contract chief financial officer services.  He accepted the chief financial officer position at Marshall Distributing LLC in July 2004.  When the registrant acquired Marshall Distributing LLC, Mr. Plante was named chief financial officer of the registrant where he has concentrated his efforts on financial management and public reporting, internal controls, budgeting and projections, inventory and asset management as well as technology integration and management.

There is no arrangement or understanding between Mr. Plante and any other person pursuant to which he was or is to be selected as a director or officer of the registrant.  Mr. Plante has not been named to any committees of the board of directors of the registrant, or at the time of this disclosure is expected to be, named.  There is no family relationship between Mr. Plante or any other officer or director of the registrant.

Mr. Plante and the registrant have not entered into, adopted, amended, modified, or otherwise commenced a material compensatory plan, contract or arrangement (whether or not written), as to which Mr. Plante participates or is a party, nor has there been any material grant or award under any such plan, contract or arrangement to Mr. Plante.

To the extent that any information called for in this Item 5.02 is not determined or is unavailable at the time of this filing, the registrant will file an amendment to this filing containing such information within four business days after the information is determined or becomes available.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 10, 2008, the board of directors of the registrant adopted Amended and Restated Bylaws as described in an exhibit to this report.  The amendment and restatement was necessary due to the fact that our previous Bylaws did not take into account our expanded corporate governance features.  Also, it was decided that a restatement of the Bylaws would better serve the interests of investors by placing all of the provisions of the Bylaws in one document rather than having several documents with old and new provisions.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On November 10, 2008, the board of directors of the registrant adopted a Code of Business Conduct, Amended Code of Ethics for Senior Executives, Corporate Governance Principles and Reporting Financial Integrity Concerns.  Copies of the various documents are attached to this report as exhibits.  The registrant decided to adopt enhanced Codes of Ethics in anticipation of the registrant’s desire to have its shares quoted on an exchange and to comply with various listing requirements.

Item 8.01	Other Events.

On November 10, 2008, the board of directors of the registrant adopted charters for the following committees: Audit Committee, Compensation Committee, Executive Committee of the Board of Directors, Finance Committee and Governance and Nominating Committee.  Copies of the various charters are attached to this report as exhibits.

Item 9.01	Financial Statements and Exhibits.

(a)            Financial Statements of Business Acquired.

It is not practicable to file the required historical financial statements of Rudy Nutritionat this time.  Accordingly, pursuant to Item 9.01(a)(4) of Form 8-K, the registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

(b)            Pro forma financial information.

It is not practicable to file the required pro forma financial information of Rudy Nutritionat this time.  Accordingly, pursuant to Item 9.01(b)(2) of Form 8-K, the registrant will file such pro forma financial information under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

(d)            Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Identification of Exhibit
10.1
Amended and Restated Operations & Assets Note dated September 1, 2008 in favor of Kathleen Lagorio Janssen on behalf of Marshall Distributing, L.L.C., a Utah limited liability company, and EMS Business Development, Inc., a California corporation.

10.2	Plan and Agreement of Triangular Merger between Marshall Holdings International, Inc., Marshall Acquisition Company, Inc. and Rudy Nutrition dated November 10, 2008.
10.3	Warrant to purchase 3,000,000 shares of the common stock of the registrant issued to Norman T. Reynolds, Esq. on November 10, 2008.
10.4	Amended and Restated Bylaws of the registrant dated November 10, 2008.
10.5	Code of Business Conduct.
10.6	Amended Code of Ethics for Senior Executive Officers and Senior Financial Officers.
10.7	Corporate Governance Principles.
10.8	Reporting Financial Integrity Concerns.
10.9	Charter of the Audit Committee.
10.10	Charter of the Compensation Committee.
10.11	Charter of the Executive Committee of the Board of Directors.
10.12	Charter of the Finance Committee.
10.13	Charter of the Governance and Nominating Committee.
99.1
Press Release dated November 17, 2008 with respect to the Plan and Agreement of Triangular Merger between Marshall Holdings International, Inc., Marshall Acquisition Company, Inc. and Rudy Nutrition dated November 10, 2008.

99.2
Press Release dated November 13, 2008 with respect to the resignations of Richard A Bailey and Florian R. Ternes as officers and directors of the registrant and the appointment of Elwood Sprenger as chairman of the board, president and chief executive officer of the registrant and W. Jamie Plante as vice president, chief financial officer and secretary of the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2008.

MARSHALL HOLDINGS INTERNATIONAL, INC.

By /s/ Elwood Sprenger
Elwood Sprenger, Chief Executive Officer